FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

      THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS, dated as of the 31st day of January, 2002 (this "Amendment" or this "First Amendment"), is made by and between Culp, Inc., a North Carolina corporation (the "Company") and the holders of Notes (as defined in the Note Purchase Agreements referred to below) listed on Schedule A (the "Noteholders").

                                   RECITALS

      A. The Company and certain financial institutions or entities have heretofore entered into separate and several Note Purchase Agreements, each dated as of March 4, 1998 (collectively, the "Note Purchase Agreements"), pursuant to which the Company has issued its $20,000,000 6.76% Series A Senior Notes due March 15, 2008 and its $55,000,000 6.76% Series B Senior Notes due March 15, 2010 (collectively, the "Notes"). Capitalized terms used herein without definition shall have the meanings given to them in the Note Purchase Agreements.

      B. The Company has requested that the Noteholders amend the Note Purchase Agreements as set forth herein, and the Noteholders have agreed to effect such amendments upon the terms and conditions set forth herein.


                            STATEMENT OF AGREEMENT

      The parties hereto agree as follows:

      1.    Interest  Rate.   Effective  February  1,  2002  (but  subject  to
Section 7.2), the principal amount of the Notes will bear interest at a rate equal to 7.76% per annum. Accordingly, all references in the Note Purchase Agreements to "6.76%" as the rate of interest applicable to the Notes shall be deemed to read "7.76%," and all references in the Note Purchase Agreements to "8.76%" as the rate of interest applicable to overdue payments of principal, interest or any Make-whole Amount shall be deemed to read
"9.76%." Contemporaneously with the execution and delivery of this Amendment, the Company will execute and deliver to each holder an amended and restated Note (in exchange for the return by such holder to the Company of such holder's original Note for cancellation by the Company), which amended and restated Note will provide for such increased interest rate and otherwise be in form and substance equivalent to the Notes delivered at the Closing. The execution and delivery of each amended and restated Note in favor of a holder will be a condition precedent to such holder's becoming bound in respect of this Amendment.

      2. Amendment to Section 9. A new Section 9.6 is hereby added to each of the Note Purchase Agreements as follows:

            Section 9.6. Liens. The Company will exercise its reasonable best efforts to cause the Liens that have been granted to the lenders under that certain Credit Agreement, dated April 23, 1997 between the Company, Wachovia Bank, N.A. (as agent and as lender) and certain other financial institutions party thereto (as amended, restated, modified, replaced or refinanced from time to time, the "Credit Agreement") to be released (the "Lien Release"). The Company agrees that, upon the completion of any Lien Release, the references in clause (a)(3)(ii) of
      Section 10.2 and paragraph (k) of Section 10.3 to '15% of Consolidated Net Worth" shall be amended to read "10% of Consolidated Net Worth." The Company further agrees that, in the event the Company is unable, by May 5, 2003, to cause the Lien Release, the Company will promptly thereafter grant, for the benefit of the holders of Notes, Liens on assets having a book value equal to no less than $25,000,000, securing repayment obligations in respect of the Notes of an amount equal to the amount so secured under the Credit Agreement (which, as of the date hereof, equals $15,177,554), pursuant to documentation reasonably acceptable to the Required Holders and the Company; provided, however, that in the event of any such grant of Liens for the benefit of such holders (and only in such event), the Required Holders hereby waive compliance with Sections 10.2(a)(3) and 10.3(k) hereof in respect of (and only in respect of) any deemed incurrence of Priority Debt arising by virtue of any such grant of Liens in favor of the holders of Notes (it being understood that the calculation of Priority Debt shall not include indebtedness under the Notes).

      3. Amendment to Section 10.1. Section 10.1 of each of the Note Purchase Agreements is hereby deleted in its entirety and is replaced with the following:

            Section 10.1. Tangible Net Worth. The Company will not at any time permit Tangible Net Worth to be less than the sum of (i)
      $60,000,000, plus (ii) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal quarter beginning with the fiscal quarter ended January-27, 2002.

      4. Amendment to Section 10.2(a). The following is hereby inserted as new clause (4) of Section 10.2(a) of each of the Note Purchase Agreements:

            Notwithstanding the foregoing, (i) Consolidated Funded Debt shall not at any time exceed: (A) 65% of Tangible Capitalization during the period from the Effective Date of the First Amendment (as defined therein) through April 30, 2003; (B) 57% of Tangible Capitalization during the period from May 1, 2003 through April 30, 2004; and (C) 50% of Tangible Capitalization at any time thereafter; and (ii) from and after the Effective Date of the First Amendment (as defined therein), the Company shall not pay any dividends to its stockholders in respect of the capital stock of the Company unless and until Consolidated Funded Debt is less than 50% of Tangible Capitalization.

      5. New Definitions. The following defined terms and definitions are hereby inserted in appropriate alphabetical order in Schedule B to each of the Note Purchase Agreements:

            "First Amendment" means the First Amendment to Note Purchase Agreements, dated as of January 31, 2002, between the Company and the Noteholders (as defined therein), which amends this Agreement.

            "Tangible Capitalization" means, at any time, Consolidated Total Capitalization, less the amount of any intangible items as determined in accordance with GAAP, at such time.

            "Tangible Net Worth" means, at any time, Consolidated Net Worth, less the amount of any intangible items as determined in accordance with GAAP, at such time.

      6. Representation and Warranty. The Company hereby represents and warrants to the Noteholders that after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      7.    Miscellaneous.

            7.1 Amendment Fee. As a condition to the effectiveness of this Amendment and in consideration of the amendments effected hereby, the Company shall have paid to each holder of Notes, on or prior to the Effective Date (as defined in Section 7.2), a fee equal to 0.250% of the aggregate principal amount of the Notes held by such holder.

            7.2   Counterparts;   Effectiveness.   This   Amendment   may   be
      executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart thereof. This Amendment shall become effective on the date (the "Effective Date") upon which (i)-each of the Company and the Required Holders shall have executed and delivered a counterpart hereof, (ii) the Company shall have executed and delivered the amended and restated Notes as contemplated by Section-1 hereof, and (iii)-the Company shall have paid to each holder of Notes the fee required by Section-7.1.

            7.3 Effect of Amendment. From and after the Effective Date, all references in any Note Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to such Note Purchase Agreement shall mean and be a reference to such Note Purchase Agreement as amended by this Amendment. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of any Note Purchase Agreement except as expressly set forth herein. Except as expressly amended hereby, the Note Purchase Agreements shall remain in full force and effect in accordance with their terms.

            7.4 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, excluding choice-of-law principles of such laws that would require the application of the laws of a jurisdiction other than the State of New York.

            7.5 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

            7.6 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto and of all other holders of Notes (including, without limitation, any subsequent holder of a Note).

            7.7 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.



                                          CULP, INC.

                                          By:

                                          Name:

                                          Title:


                                          CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY

                                          By CIGNA Investments, Inc.

                                          By:

                                          Name:

                                          Title:


                                          LIFE INSURANCE COMPANY OF NORTH
                                          AMERICA

                                          By CIGNA Investments, Inc.


                                          By:

                                          Name:

                                          Title:


                                          ACE PROPERTY AND CASUALTY INSURANCE
                                          COMPANY

                                          By CIGNA Investments, Inc.


                                          By:

                                          Name:

                                          Title:


                                          CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY, on behalf of one or more
                                          separate accounts

                                          By CIGNA Investments, Inc.


                                          By:

                                          Name:

                                          Title:



                                          J. ROMEO & CO.


                                          By:

                                          Name:

                                          Title:

                                          UNITED OF OMAHA LIFE INSURANCE
                                          COMPANY


                                          By:

                                          Name:

                                          Title:



                                          MUTUAL OF OMAHA INSURANCE COMPANY


                                          By:

                                          Name:

                                          Title:



                                          THE PRUDENTIAL INSURANCE COMPANY OF
                                          AMERICA


                                          By:

                                          Name:

                                          Title:



                                          ALLSTATE LIFE INSURANCE COMPANY


                                          By:

                                          Name:

                                          Title:  Authorized Signatory



                                          By:

                                          Name:

                                          Title:  Authorized Signatory